Exhibit 10.1

AMENDMENT TO CONSTRUCTION LOAN AGREEMENT

AND UNCONDITIONAL GUARANTY (NEWMARKET)

THIS AMENDMENT TO CONSTRUCTION LOAN AGREEMENT AND UNCONDITIONAL GUARANTY (NEWMARKET) is made as of March 11, 2009, by FOUNDRY PARK I, LLC, a Virginia limited liability company (“Borrower”), NEWMARKET CORPORATION, a Virginia corporation (“Guarantor”), SUNTRUST BANK, a Georgia banking corporation (“SunTrust”), both individually and as Administrative Agent, BANK OF AMERICA, N.A., as successor-in-interest to LaSalle Bank National Association (“BOA”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”). SunTrust, BOA, and PNC shall collectively be referred to as the “Lenders”. The signatories hereto described as “Subsidiary Guarantors” join in this Amendment for the purposes set forth in Sections 8, 9 and 10 below.

RECITALS

The parties hereto are parties to that certain Construction Loan Agreement dated August 7, 2007 (the “Loan Agreement”) in connection with the loan defined therein (the “Loan”), and guaranteed by Guarantor pursuant to an Unconditional Guaranty (Newmarket) dated August 7, 2007 (the “Guaranty”). The Subsidiary Guarantors are parties to that certain Unconditional Guaranty (NewMarket Subsidiaries), dated August 7, 2007 (the “Subsidiary Guaranty”).

In connection with the Loan, Borrower and Lenders entered into that certain Assignment of Agreements, Contracts, Permits, dated August 7, 2007 (the “Assignment”).

Borrower and Lenders have agreed that Borrower shall no longer be required to maintain the Principal Application (as defined in the Loan Agreement) in full force and effect, and failure to so maintain shall hereafter not be an Event of Default under the Loan Agreement.

Guarantor and Lenders have agreed that the limitations on liability described in Section 1.3 of the Guaranty shall not apply and shall be of no force or effect.

AMENDMENT

In consideration of the Loan and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Loan Agreement and Guaranty each is hereby modified and amended as follows:

1. Section 12(jj) of the Loan Agreement, titled “Principal Application”, is hereby deleted, such that from-and-after the date of this Amendment, Borrower shall no longer be required to maintain the Principal Application in full force or effect.

2. Section 17(p) of the Loan Agreement, titled “Termination of Principal Application”, is hereby deleted, such that any termination of the Principal Application occurring on or after the date of this Amendment shall not be an Event of Default under the Loan Agreement.

3. Section 1.3 of the Guaranty, titled “Conditional Limitation on Guaranty”, is hereby deleted in its entirety and is of no force or effect. Notwithstanding anything to the contrary, liability under the Guaranty shall not be limited as described in Section 1.3 as to any matter, whether arising on, after or before the date of this Amendment.

4. The Principal Application, as referenced in Section 1(viii) of the Assignment, is hereby removed from the list of Contracts and Assigned Rights described under Section 1 of the Assignment. The security interest in favor of the Lenders created by the Assignment is hereby terminated.

5. The phrase “as may be limited by Section 1.3” in Section 2.3 of the Guaranty, titled “Payment by Guarantor”, is hereby deleted and is of no force or effect.

6. The terms and conditions of Sections 1 and 2 of this Amendment shall be conditioned upon and contingent on payment by Borrower of all costs and expenses incurred by Lenders in connection with this Amendment (including, without limitation, attorneys’ fees).

7. Notwithstanding anything to the contrary, Borrower (and not Lenders) shall be responsible for all fees in connection with or related to the Rate Lock Agreement (as referenced in the definition of Principal Application in the Loan Agreement) or the Principal Application, including, without limitation, termination fees. Borrower shall indemnify, defend and hold harmless Lenders from any and all such fees. Such indemnity obligation shall become part of the Guaranteed Obligations as defined under the Guaranty and survive the Loan.

8. As additional consideration for this Amendment, Borrower, Guarantor and Subsidiary Guarantors each hereby release and forever discharge Lenders from all damages, loss, claims, liabilities, and obligations which it may now have or claim to have against any Lender as of the date of this Amendment.

9. Subsidiary Guarantors each join this Amendment to acknowledge and agree to these modifications to the Loan Agreement and Guaranty.

10. Except as expressly modified herein, all other terms, covenants, conditions and provisions of the Loan Agreement and Guaranty are hereby ratified and affirmed. The Subsidiary Guaranty is hereby ratified and affirmed.

11. To facilitate execution, this Amendment may be executed in as many counterparts as may be required. It shall not be necessary that the signature on behalf of the parties hereto appear on each counterpart hereof, and it shall be sufficient that the signature on behalf of each party hereto appear on one or more such counterparts. All counterparts shall collectively constitute a single agreement.

[SIGNATURE PAGES TO FOLLOW]

WITNESS the following signatures:

BORROWER:	FOUNDRY PARK I, LLC,
a Virginia limited liability company

	By:	NEWMARKET DEVELOPMENT CORPORATION,
a Virginia corporation
Its Manager

		By:	/s/ Bruce R. Hazelgrove
		Name:	Bruce R. Hazelgrove, III
		Title:	Vice President

GUARANTOR:	NEWMARKET CORPORATION,
a Virginia corporation

	By:	/s/ David A. Fiorenza
	Name:	David A. Fiorenza
	Title:	Vice President

LENDERS:	SUNTRUST BANK, a Georgia banking
corporation, both individually and as Administrative Agent

	By:	/s/ Rene B. Shepperson
Rene B. Shepperson
	Its:	Senior Vice President

BANK OF AMERICA, N.A.

	By:	/s/ Chris D. Buckner
	Name:	Chris D. Buckner
	Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Benjamin P. Adams
	Name:	Benjamin P. Adams
	Title:	Assistant Vice President

SUBSIDIARY GUARANTORS:

[NOTE: ALSO NEED TO ADD ANY NEW SUBSIDIARY GUARANTOR PER SECTION 6.16 OF THE SUBSIDIARY GUARANTY]

AFTON CHEMICAL ADDITIVES CORPORATION

By:	/s/ M. Rudolph West
Name:	M. Rudolph West
Title:	Secretary

AFTON CHEMICAL ASIA PACIFIC LLC

By:	/s/ C. S. Warren Huang
Name:	C. S. Warren Huang
Title:	Manager

AFTON CHEMICAL CANADA HOLDINGS, INC.

By:	/s/ M. Rudolph West
Name:	M. Rudolph West
Title:	Secretary

AFTON CHEMICAL CORPORATION

By:	/s/ M. Rudolph West
Name:	M. Rudolph West
Title:	Secretary

AFTON CHEMICAL JAPAN HOLDINGS, INC.

By:	/s/ M. Rudolph West
Name:	M. Rudolph West
Title:	Secretary

AFTON CHEMICAL INTANGIBLES LLC

By:	/s/ C. S. Warren Huang
Name:	C. S. Warren Huang
Title:	Manager

THE EDWIN COOPER CORPORATION

By:	/s/ M. Rudolph West
Name:	M. Rudolph West
Title:	Secretary

ETHYL ASIA PACIFIC LLC

By:	/s/ John W. Street
Name:	John W. Street
Title:	Manager

ETHYL CANADA HOLDINGS, INC.

By:	/s/ M. Rudolph West
Name:	M. Rudolph West
Title:	Secretary

ETHYL CORPORATION

By:	/s/ M. Rudolph West
Name:	M. Rudolph West
Title:	Secretary

ETHYL EXPORT CORPORATION

By:	/s/ M. Rudolph West
Name:	M. Rudolph West
Title:	Secretary

ETHYL INTERAMERICA CORPORATION

By:	/s/ M. Rudolph West
Name:	M. Rudolph West
Title:	Secretary

ETHYL VENTURES, INC.

By:	/s/ M. Rudolph West
Name:	M. Rudolph West
Title:	Secretary

INTERAMERICA TERMINALS CORPORATION

By:	/s/ M. Rudolph West
Name:	M. Rudolph West
Title:	Secretary

NEWMARKET INVESTMENT COMPANY

By:	/s/ M. Rudolph West
Name:	M. Rudolph West
Title:	Secretary

NEWMARKET SERVICES CORPORATION

By:	/s/ M. Rudolph West
Name:	M. Rudolph West
Title:	Secretary

OLD TOWN LLC

By:	/s/ Bruce R. Hazelgrove
Name:	Bruce R. Hazelgrove, III
Title:	Manager